Taxation	9 Months Ended
Sep. 30, 2022
Income Tax Disclosure [Abstract]
Taxation

4. Taxation

We account for income taxes in interim periods pursuant to the provisions of ASC 740, Income Taxes. Under this method, our provision for or benefit from income taxes is computed at an estimated annual effective tax rate and the effects of any discrete income tax items are recognized in the periods in which they occur.

Our effective tax rate, for the three months ended September 30, 2022 and 2021 was 88.2% and 34.3%, respectively. Our effective tax rate, for the nine months ended September 30, 2022 and 2021 was 2.8% and 24.8%, respectively. The effective U.K. statutory tax rate is 19%.

The difference between our effective tax rate and the U.K. statutory rate of 19% for the three months ended September 30, 2022 was primarily the result of the changes to our valuation allowance related to our recoverability of deferred tax assets on restricted interest carryforwards and residual tax on foreign earnings. The difference between our effective tax rate and the U.K. statutory rate of 19% for the nine months ended 30 September, 2022 was primarily the result of the non-deductible component of the goodwill impairment charges in prior quarters and changes to our valuation allowance related to our recoverability of deferred tax assets on restricted interest carry-forwards.

The difference between our effective rate and the U.K. statutory rate of 19% for the three and nine months ended September 30, 2021 was primarily the result of non-deductible share based compensation, foreign income taxed at varying rates and items identified as discrete during the period.